UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2024

Conduit Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Tamiami Trail North, Suite 200 Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 491-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Nasdaq Stock Market, LLC (“Nasdaq”) had previously notified Conduit Pharmaceuticals Inc. (the “Company”) on August 12, 2024, that the bid price of its listed securities had closed at less than $1.00 per share over the previous 30 consecutive business days, and, as a result, did not comply with Listing Rule 5450(a)(1) (the “Rule”). In accordance with Listing Rule 5810(c)(3)(A), the Company was provided 180 calendar days, or until February 10, 2025, to regain compliance with the Rule.

On December 17, 2024, Nasdaq issued a letter to the Company that as of December 17, 2024, it determined that the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. Accordingly, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule” together with the Rule, the “Rules”). As a result, unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”), Nasdaq has determined to delist the Company’s securities from The Nasdaq Stock Market on December 27, 2024. Accordingly, the Company intends to timely request a hearing and therefore expects to be scheduled for a hearing before the Panel, and any delisting action by Nasdaq will be stayed pending the issuance of the Panel’s decision following the hearing and the expiration of any extension period that may be granted by the Panel. At the hearing, the Company will present its plan to evidence compliance with the Rules and request an extension of time within which to do so. On December 18, 2024, at the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued shares of common stock at a ratio within the range of not less than 1-for-10 and not greater than 1-for-100, with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors. The Company may implement such reverse stock split to attempt to regain compliance with the Low Priced Stocks Rule. There are no assurances that a hearing will occur or that a favorable decision will be obtained from the Panel if a hearing is held.

The Company’s common stock and redeemable warrants will continue to trade on The Nasdaq Global Market and The Nasdaq Capital Market, respectively, under the symbols “CDT” and “CDTTW,” respectively, subject to the Company’s other ongoing listing deficiencies and pending the ultimate conclusion of the hearing process.

In addition, upon the conclusion of the Annual Meeting, and all as previously disclosed in Item 5.02 of the Current Report on Form 8-K filed on November 19, 2024, the prior appointment of Simon Fry as a director and a member of the Audit Committee and the Compensation Committee became effective on December 18, 2024. As a result, on December 20, 2024, the Company was notified by Nasdaq that it had regained compliance with the audit committee continued listing requirements set forth in Listing Rule 5605(c)(2) that the Company had previously reported on a Current Report on Form 8-K filed on May 31, 2024 that it had not been in compliance with such rule.

Mr. Fry will participate in the Company’s non-employee director compensation program, as previously disclosed, except that his “Initial Award”, as defined therein, was in the form of a stock option to purchase 420,000 shares of the Company’s common stock and was granted on December 18, 2024, at the conclusion of the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 18, 2024, the Company convened the Annual Meeting. Proxies had been submitted by stockholders representing approximately 58.5% of the shares of the Company’s common stock outstanding and entitled to vote, which constituted a quorum. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the proxy statement.

The following is a brief description of each matter voted upon and the results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition of management’s solicitation.

Proposal 1. Stockholders elected the six nominees for directors to serve until the Company’s 2025 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
David Tapolczay	42,052,620	4,232,638	12,670,988
Freda Lewis-Hall	41,818,559	4,466,699	12,670,988
James Bligh	41,679,070	4,606,188	12,670,988
Faith L. Charles	41,372,614	4,912,644	12,670,988
Chele Chiavacci Farley	44,799,021	1,486,237	12,670,988
Andrew Regan	41,118,320	5,166,938	12,670,988

Proposal 2. Stockholders ratified the selection of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,309,718	4,355,671	290,856	0

Proposal 3. Stockholders approved and adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of issued shares of the Company’s common stock into a lesser number of shares by a ratio of not less than 1-for-10 and not more than 1-for-100, with the exact ratio to be set within this range by the Board of Directors of the Company in its sole discretion. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,831,475	7,814,508	1,310,263	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2024	CONDUIT PHARMACEUTICALS INC.

	By:	/s/ David Tapolczay
	Name:	David Tapolczay
	Title:	Chief Executive Officer